Value Line New York Tax Exempt Trust

                         Supplement dated June 30, 2005
                      to the Prospectus dated June 1, 2005

      The section under "Portfolio management" on page 10 should read as follows:

      A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio. The committee consists of Kathleen Bramlage (lead member), Jeffrey Geffen and Bradley Brooks. The committee meets from time to time to review portfolio holdings and to discuss purchase and sales activity. In addition, Messrs. Geffen and Brooks act as back-up portfolio managers to Ms. Bramlage. Ms. Bramlage has been a portfolio manager with the Adviser since June 2005; prior thereto, she was a municipal market analyst with Loop Capital Markets, LLC. Mr. Brooks has been a portfolio manager with the Adviser during the past five years. Mr. Geffen has been a portfolio manager with the Adviser since 2001; from 1999-2001 he was Vice President Investments at Morgan Stanley Dean Witter Advisors.

      There is additional information in the Statement of Additional Information about the portfolio managers' compensation, other accounts they manage and their ownership of Trust shares.

                      Value Line New York Tax Exempt Trust

                         Supplement dated June 30, 2005
         to the Statement of Additional Information dated June 1, 2005

The section under "Portfolio Managers" on page B-23 should read as follows:

Portfolio Managers

      A committee of employees of the Adviser is primarily responsible for the day-to-day management of the Trust's portfolio. The Committee consists of Kathleen Bramlage (lead member), Jeffrey Geffen and Bradley Brooks.

      Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser's discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

      Other Accounts Managed. Kathleen Bramlage is primarily or jointly responsible for the day-to-day management of two Value Line mutual funds with combined total assets at January 31, 2005 of approximately $153,702 million. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of seven Value Line mutual funds with combined total assets at January 31, 2005 of approximately $1,260 million and two private accounts with combined total assets at January 31, 2005 of approximately $26 million. Bradley Brooks is primarily or jointly responsible for the day-to-day management of six Value Line mutual funds with combined total assets at January 31, 2005 of approximately $1.4 billion and two private accounts with assets at January 31, 2005 of approximately $31 million.

      Material Conflicts of Interest. The Adviser does not believe that material conflicts of interest arise in connection with the portfolio managers' management of the Trust's investments, on the one hand, and the investments of the other accounts managed, on the other. The private accounts, like the Trust, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

      Ownership of Securities. No member of the Trust's portfolio management team owned any shares of the Trust at January 31, 2005.